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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report: APRIL 10, 2000
                        (Date of earliest event reported)




                                 GTE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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

              NEW YORK                                1-2755                               13-1678633
   (STATE OR OTHER JURISDICTION OF           (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
           INCORPORATION)


            1255 Corporate Drive, SVC04C08, Irving, Texas                                    75038
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                    (ZIP CODE)
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         Registrant's telephone number, including area code 972-507-5000




      (Former name, former address and former fiscal year, if changed since last report)




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                                 GTE CORPORATION

                                    FORM 8-K


Item 5.  Other Events

In connection with the registration statement filed on April 7, 2000 by Genuity Inc., a subsidiary of GTE Corporation ("GTE") formerly known as GTE Internetworking, with the Securities and Exchange Commission, GTE issued a press release dated April 10, 2000, which is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits


         (a)      Financial Statements - None


         (b)      Pro Forma Financial Information - None


         (c)      Exhibits

                  99.1 News Release, dated April 10, 2000, issued by GTE Corporation



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                GTE Corporation
                                          -------------------------------
                                                  (Registrant)

Date:            April 10, 2000               /s/ Marianne Drost
                                          -------------------------------
                                                  Marianne Drost
                                                  Corporate Secretary


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                                  EXHIBIT INDEX

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Exhibit
Number         Description
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
99.1           News Release, dated April 10, 2000, issued by GTE Corporation
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